SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 30, 2004

MACROPORE BIOSURGERY, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-32501	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Top Gun Street, San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 458-0900

Item 7.                       Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit 99.1	Press release issued by MacroPore Biosurgery, Inc. on March 30, 2004, announcing financial results for the fiscal year and quarter ended December 31, 2003.

Item 12.                Results of Operations and Financial Conditions.

MacroPore Biosurgery, Inc. reported financial results for the fiscal year and quarter ended December 31, 2003, in a press release dated March 30, 2004, attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROPORE BIOSURGERY, INC.

Dated: March 30, 2004	By:	/s/ Christopher J. Calhoun
Christopher J. Calhoun
President and Chief Executive Office

EXHIBIT INDEX

Exhibit Number

99.1	Press release issued by MacroPore Biosurgery, Inc., on March 30, 2004, announcing financial results for the fiscal year and quarter ended December 31, 2003.